                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 7, 2006

                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                MICHIGAN                      0-22684           38-1465835
      (State or other jurisdiction          (Commission        (IRS Employer
            of Incorporation)              File Number)     Identification No.)

         2801 EAST BELTLINE, NE
         GRAND RAPIDS, MICHIGAN                                     49525
(Address of principal executive offices)                          (Zip Code)

                                 (616) 364-6161
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 2.02 Results of Operations and Financial Condition

     On February 6, 2006, the Registrant issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the Registrant's press release is attached as Exhibit 99(a) to this Current Report.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits

     (c) Exhibits

     99(a) Press Release dated February 6, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        UNIVERSAL FOREST PRODUCTS, INC.
                                                  (Registrant)


Dated: February 7, 2006                 By: /s/ Michael R. Cole
                                            ------------------------------------
                                            Michael R. Cole, Chief Financial
                                            Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit Number   Document
--------------   --------
     99(a)       Press Release dated February 6, 2006.


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